Exhibit 99.1

Shore Bancshares, Inc.
18 E. Dover Street
Easton, Maryland 21601
Phone 410-822-1400

PRESS RELEASE

Shore Bancshares Reports First Quarter 2009 Earnings Results

Easton, Maryland (04/23/2009) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $2.5 million or $0.30 per diluted common share for the first quarter of 2009, compared to $2.3 million or $0.27 per diluted common share for the fourth quarter of 2008 and $3.4 million or $0.40 per diluted common share for the first quarter of 2008.

“Credit demand was strong across our markets, as evidenced by nearly $20 million in loan growth during the quarter. New loans were originated with an intense focus on careful underwriting and overall quality. Deposit growth was steady and appears to be driven in part by market disruption from ongoing consolidation efforts of the large national competitors,” said W. Moorhead Vermilye, President and Chief Executive Officer.

“We do not see prospects for meaningful near-term improvement in the difficult operating environment for community banks in our region. Thus, maintaining consistent and acceptable levels of credit quality in our loan portfolios is clearly the main challenge we face over the coming quarters. We expect to continue our elevated emphasis on early identification of potential problem loans and we intend to remain conservative as we build our loan-loss reserves.”

“On January 9, 2009, we sold 25,000 shares of our Series A Preferred Stock to the U.S. Treasury under its TARP Capital Purchase Plan for $25 million. On April 15, 2009, we repurchased all of the Preferred Stock from Treasury at a repurchase price of $25 million, plus accrued dividends of $208,333.33. It is important to note that we were well-capitalized according to regulatory definitions prior to receiving the TARP funds, and we remain well-capitalized after the repurchase,” stated Vermilye.

The Company’s return on average assets for the quarter ended March 31, 2009 was 0.97%, compared to 0.87% and 1.38% for the quarters ended December 31, 2008 and March 31, 2008, respectively.  The return on average stockholders’ equity was 6.84% for the first quarter of 2009, compared to 7.11% for the fourth quarter of 2008 and 10.96% for the first quarter of 2008.

At March 31, 2009, total assets were $1.077 billion, total deposits were $873.1 million, and total stockholders’ equity was $153.4 million, an increase of 3.1%, 3.3% and 20.5%, respectively, when compared to the same amounts at December 31, 2008.  The increase in total assets of $32 million since December 31, 2008 related mainly to loan growth, funded primarily by deposit growth.  Loans increased $19.6 million, or 2.2%, during the first quarter of 2009, with loans totaling $908.1 million at March 31, 2009.  The increase in stockholder’s equity during the first quarter was primarily related to the Company’s sale of $25 million in Preferred Stock under the Treasury’s Capital Purchase Program.  As noted above, the Preferred Stock was repurchased on April 15, 2009.

Review of Quarterly Financial Results

Net interest income for the first quarter of 2009 was $10.1 million, a decline of 2.8% from the fourth quarter of 2008 and an increase of 0.3% from the same period last year.  Lower overall yields on loans caused the decline in net interest income in the first quarter of 2009 when compared to the fourth quarter of 2008, despite a $22 million increase in average loan volume and a lower overall cost of funds.  When compared to the first quarter of 2008, the increased volume of loans and reduction in cost of funds was sufficient to offset the decline in loan yields.  The Company’s net interest margin was 4.09% for the first quarter of 2009, a decrease of 15 basis points when compared to the fourth quarter of 2008 and a decrease of 33 basis points when compared to the first quarter of 2008.

The provision for credit losses was $912 thousand for the three months ended March 31, 2009. The comparable amounts were $1.4 million and $462 thousand for the three months ended December 31, 2008 and March 31, 2008, respectively.  The increased level of provision expense was primarily in response to continued growth in the loan portfolio, the overall increase in nonperforming assets and loan charge-offs, as well as overall economic conditions.  Net charge-offs were $546 thousand for the first quarter of 2009, $683 thousand for the fourth quarter of 2008 and $87 thousand for the first quarter of 2008.  Annualized net charge-offs to average loans was 0.25% for the first quarter of 2009, 0.31% for the fourth quarter of 2008 and 0.04% for the first quarter of 2008. Nonperforming assets to total assets was 0.85% at March 31, 2009.  The comparable nonperforming asset ratio was 0.79% at December 31, 2008 and 0.34% at March 31, 2008.  The allowance for credit losses to period-end loans increased to 1.07% at March 31, 2009, compared to 1.05% at December 31, 2008 and 0.98% at March 31, 2008. Management believes that the provision for credit losses and the resulting allowance were adequate at March 31, 2009.

Total noninterest income for the first quarter of 2009 increased $942 thousand when compared to the fourth quarter of 2008 and declined $152 thousand when compared to the first quarter of 2008. The increase when compared to fourth quarter of 2008 was primarily a result of an increase in insurance agency commissions and contingency payments of $840 thousand.  Contingency payments are typically received in the first quarter of each year and are based on the prior year’s performance. The first quarter of 2009 included investment securities gains of $49 thousand compared to securities losses of $15 thousand in the fourth quarter of 2008.  The decline in noninterest income during the first quarter of 2009 when compared to the first quarter of 2008 was primarily due to a decline in insurance agency commissions of $196 thousand.

Total noninterest expense for the first quarter of 2009 increased $262 thousand when compared to the fourth quarter of 2008 and increased $292 thousand when compared to the first quarter of 2008.  A significant portion of the increase was due to increased FDIC insurance premium expense of $97 thousand when compared to the fourth quarter of 2008 and $230 thousand when compared to the first quarter of 2008.  The balance of the increase related to higher general operating costs.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore.  It is the parent company of three banks, The Talbot Bank of Easton, Maryland, The Centreville National Bank of Maryland, and The Felton Bank; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; two insurance premium finance companies, Mubell Finance, LLC and ESFS, Inc; a registered investment adviser firm, Wye Financial Services, LLC; and a mortgage broker subsidiary, Wye Mortgage Group, LLC.

Forward-Looking Statements
This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives.  These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions.  Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true.  These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements.  For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact: W. Moorhead Vermilye, President and CEO

Shore Bancshares, Inc.
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended
	March 31,
	2009	2008	% Change
PROFITABILITY FOR THE PERIOD
Net interest income	$10,058	$10,030	0.3%
Provision for credit losses	912	462	97.4
Noninterest income	5,350	5,502	(2.8)
Noninterest expense	9,883	9,591	3.0
Income before income taxes	4,613	5,479	(15.8)
Income tax expense	1,735	2,107	(17.7)
Net income	2,878	3,372	(14.7)
Preferred stock dividends and discount accretion	337	-	-
Net income available to common shareholders	$2,541	$3,372	(24.6)

Return on average assets (1)	0.97%	1.38%	(29.7	) %
Return on average equity (1)	6.84	10.96	(37.6)
Net interest margin	4.09	4.42	(7.5)
Efficiency ratio - GAAP based	64.14	61.75	3.9

PER SHARE DATA
Basic net income per share	$0.34	$0.40	(15.0	) %
Basic net income per common share	0.30	0.40	(25.0)
Diluted net income per share	0.34	0.40	(15.0)
Diluted net income per common share	0.30	0.40	(25.0)
Dividends paid per common share	0.16	0.16	-
Book value per common share at period end	15.46	14.62	5.7
Tangible book value per common share at period end	12.87	11.96	7.6
Market value at period end	16.75	21.45	(21.9)
Market range:
High	24.43	23.40	4.4
Low	11.00	20.00	(45.0)

AT PERIOD END
Loans	$908,118	$808,583	12.3%
Securities	78,953	99,062	(20.3)
Assets	1,076,599	1,003,836	7.2
Deposits	873,089	808,917	7.9
Stockholders' equity	153,446	122,699	25.1

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	14.23%	12.56%
Annualized net charge-offs to average loans	0.25	0.04
Allowance for credit losses to period-end loans	1.07	0.98
Nonperforming assets to total assets	0.85	0.34

(1) Calculation uses net income available to common shareholders.

Shore Bancshares, Inc.
Consolidated Balance Sheets
(In thousands, except share data)

				Mar. 31, 2009	Mar. 31, 2009
	Mar. 31,	Dec. 31,	Mar. 31,	compared to	compared to
	2009	2008	2008	Dec. 31, 2008	Mar. 31, 2008
ASSETS
Cash and due from banks	$17,765	$16,803	$17,236	5.7%	3.1%
Interest-bearing deposits with other banks	6,838	481	6,928	1,321.6	(1.3)
Federal funds sold	24,496	10,010	28,313	144.7	(13.5)
Investments available-for-sale (at fair value)	70,137	79,204	86,056	(11.4)	(18.5)
Investments held-to-maturity	8,816	10,252	13,006	(14.0)	(32.2)

Loans	908,118	888,528	808,583	2.2	12.3
Less: allowance for credit losses	(9,686)	(9,320)	(7,926)	3.9	22.2
Loans, net	898,432	879,208	800,657	2.2	12.2

Premises and equipment, net	13,941	13,855	15,408	0.6	(9.5)
Accrued interest receivable	4,672	4,606	5,048	1.4	(7.4)
Goodwill	15,954	15,954	15,954	-	-
Other intangible assets, net	5,792	5,921	6,307	(2.2)	(8.2)
Other real estate owned	1,463	148	-	888.5	-
Other assets	8,293	8,199	8,923	1.1	(7.1)

Total assets	$1,076,599	$1,044,641	$1,003,836	3.1	7.2

LIABILITIES
Noninterest-bearing deposits	$108,017	$102,584	$103,328	5.3	4.5
Interest-bearing deposits	765,072	742,787	705,589	3.0	8.4
Total deposits	873,089	845,371	808,917	3.3	7.9

Short-term borrowings	31,057	52,969	42,712	(41.4)	(27.3)
Long-term debt	7,947	7,947	15,485	-	(48.7)
Accrued interest payable and other liabilities	11,060	10,969	14,023	0.8	(21.1)
Total liabilities	923,153	917,256	881,137	0.6	4.8

STOCKHOLDERS' EQUITY
Preferred stock, par value $0.01; authorized
25,000 shares	23,514	-	-	-	-
Common stock, par value $0.01; authorized
35,000,000 shares	84	84	84	-	-
Warrants	1,543	-	-	-	-
Additional paid in capital	29,790	29,768	29,578	0.1	0.7
Retained earnings	97,492	96,140	92,076	1.4	5.9
Accumulated other comprehensive income	1,023	1,393	961	(26.6)	6.5
Total stockholders' equity	153,446	127,385	122,699	20.5	25.1

Total liabilities and stockholders' equity	$1,076,599	$1,044,641	$1,003,836	3.1	7.2

Period-end preferred shares outstanding	25,000	-	-	-	-
Discount on preferred stock	$1,486	$-	$-	-	-

Period-end common shares outstanding	8,404,709	8,404,684	8,395,450	-	0.1
Book value per common share	$15.46	$15.16	$14.62	2.0	5.7

Shore Bancshares, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2009	2008	% Change
INTEREST INCOME
Interest and fees on loans	$13,617	$14,560	(6.5	) %
Interest and dividends on investment securities:
Taxable	756	1,080	(30.0)
Tax-exempt	85	123	(30.9)
Interest on federal funds sold	7	122	(94.3)
Interest on deposits with other banks	1	38	(97.4)
Total interest income	14,466	15,923	(9.2)

INTEREST EXPENSE
Interest on deposits	4,285	5,343	(19.8)
Interest on short-term borrowings	49	366	(86.6)
Interest on long-term debt	74	184	(59.8)
Total interest expense	4,408	5,893	(25.2)

NET INTEREST INCOME	10,058	10,030	0.3
Provision for credit losses	912	462	97.4

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	9,146	9,568	(4.4)

NONINTEREST INCOME
Service charges on deposit accounts	809	871	(7.1)
Investment securities gains (losses)	49	-	-
Insurance agency commissions	3,335	3,531	(5.6)
Other noninterest income	1,157	1,100	5.2
Total noninterest income	5,350	5,502	(2.8)

NONINTEREST EXPENSE
Salaries and employee benefits	5,920	5,984	(1.1)
Occupancy expense	549	499	10.0
Furniture and equipment expense	314	286	9.8
Data processing	438	470	(6.8)
Directors' fees	168	165	1.8
Amortization of intangible assets	129	129	-
Other noninterest expenses	2,365	2,058	14.9
Total noninterest expense	9,883	9,591	3.0

Income before income taxes	4,613	5,479	(15.8)
Income tax expense	1,735	2,107	(17.7)

NET INCOME	2,878	3,372	(14.7)
Preferred stock dividends and discount accretion	337	-	-
Net income available to common shareholders	$2,541	$3,372	(24.6)

Weighted average shares outstanding - basic	8,405	8,391	0.2
Weighted average shares outstanding - diluted	8,408	8,400	0.1

Basic net income per share	$0.34	$0.40	(15.0)
Basic net income per common share	0.30	0.40	(25.0)
Diluted net income per share	0.34	0.40	(15.0)
Diluted net income per common share	0.30	0.40	(25.0)
Dividends paid per common share	0.16	0.16	-

Shore Bancshares, Inc.
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	1st quarter	4th quarter	3rd quarter	2nd quarter	1st quarter	1Q 09		1Q 09
	2009	2008	2008	2008	2008	compared to		compared to
	(1Q 09)	(4Q 08)	(3Q 08)	(2Q 08)	(1Q 08)	4Q 08		1Q 08
PROFITABILITY FOR THE PERIOD
Net interest income	$10,058	$10,348	$9,909	$9,632	$10,030	(2.8	) %	0.3%
Provision for credit losses	912	1,385	875	615	462	(34.2)		97.4
Noninterest income	5,350	4,408	5,246	5,194	5,502	21.4		(2.8)
Noninterest expense	9,883	9,621	9,429	9,729	9,591	2.7		3.0
Income before income taxes	4,613	3,750	4,851	4,482	5,479	23.0		(15.8)
Income tax expense	1,735	1,489	1,780	1,716	2,107	16.5		(17.7)
Net income	2,878	2,261	3,071	2,766	3,372	27.3		(14.7)
Preferred stock dividends and discount accretion	337	-	-	-	-	-		-
Net income available to common shareholders	$2,541	$2,261	$3,071	$2,766	$3,372	12.4		(24.6)

Return on average assets (1)	0.97%	0.87%	1.19%	1.12%	1.38%	11.5%		(29.7	) %
Return on average equity (1)	6.84	7.11	9.81	8.98	10.96	(3.8)		(37.6)
Net interest margin	4.09	4.24	4.10	4.17	4.42	(3.5)		(7.5)
Efficiency ratio - GAAP based	64.14	65.20	62.22	65.62	61.75	(1.6)		3.9

PER SHARE DATA
Basic net income per share	$0.34	$0.27	$0.37	$0.33	$0.40	25.9%		(15.0	) %
Basic net income per common share	0.30	0.27	0.37	0.33	0.40	11.1		(25.0)
Diluted net income per share	0.34	0.27	0.37	0.33	0.40	25.9		(15.0)
Diluted net income per common share	0.30	0.27	0.37	0.33	0.40	11.1		(25.0)
Dividends paid per common share	0.16	0.16	0.16	0.16	0.16	-		-
Book value per common share at period end	15.46	15.16	14.92	14.65	14.62	2.0		5.7
Tangible book value per common share at period end	12.87	12.55	12.30	12.01	11.96	2.5		7.6
Market value at period end	16.75	23.99	25.70	18.72	21.45	(30.2)		(21.9)
Market range:
High	24.43	25.97	27.25	26.47	23.40	(5.9)		4.4
Low	11.00	17.50	18.00	18.52	20.00	(37.1)		(45.0)

AT PERIOD END
Loans	$908,118	$888,528	$865,437	$841,600	$808,583	2.2%		12.3%
Securities	78,953	89,456	93,149	91,842	99,062	(11.7)		(20.3)
Assets	1,076,599	1,044,641	1,037,026	1,019,463	1,003,836	3.1		7.2
Deposits	873,089	845,371	839,217	818,656	808,917	3.3		7.9
Stockholders' equity	153,446	127,385	125,401	123,038	122,699	20.5		25.1

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	14.23%	12.22%	12.12%	12.41%	12.56%
Annualized net charge-offs to average loans	0.25	0.31	0.25	0.13	0.04
Allowance for credit losses to period-end loans	1.07	1.05	1.00	0.98	0.98
Nonperforming assets to total assets	0.85	0.79	0.72	0.47	0.34

(1) Calculation uses net income available to common shareholders.

Shore Bancshares, Inc.
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						1Q 09		1Q 09
						compared to		compared to
	1Q 09	4Q 08	3Q 08	2Q 08	1Q 08	4Q 08		1Q 08
INTEREST INCOME
Interest and fees on loans	$13,617	$14,166	$14,179	$13,961	$14,560	(3.9	) %	(6.5	) %
Interest and dividends on investment securities:
Taxable	756	839	924	945	1,080	(9.9)		(30.0)
Tax-exempt	85	93	95	109	123	(8.6)		(30.9)
Interest on federal funds sold	7	24	79	83	122	(70.8)		(94.3)
Interest on deposits with other banks	1	4	21	29	38	(75.0)		(97.4)
Total interest income	14,466	15,126	15,298	15,127	15,923	(4.4)		(9.2)

INTEREST EXPENSE
Interest on deposits	4,285	4,582	4,955	4,997	5,343	(6.5)		(19.8)
Interest on short-term borrowings	49	121	344	316	366	(59.5)		(86.6)
Interest on long-term debt	74	75	90	182	184	(1.3)		(59.8)
Total interest expense	4,408	4,778	5,389	5,495	5,893	(7.7)		(25.2)

NET INTEREST INCOME	10,058	10,348	9,909	9,632	10,030	(2.8)		0.3
Provision for credit losses	912	1,385	875	615	462	(34.2)		97.4

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	9,146	8,963	9,034	9,017	9,568	2.0		(4.4)

NONINTEREST INCOME
Service charges on deposit accounts	809	889	923	917	871	(9.0)		(7.1)
Investment securities gains (losses)	49	(15)	-	-	-	426.7		-
Other than temporary impairment of securities	-	-	(371)	-	-	-		-
Insurance agency commissions	3,335	2,495	2,845	3,219	3,531	33.7		(5.6)
Other noninterest income	1,157	1,039	1,849	1,058	1,100	11.4		5.2
Total noninterest income	5,350	4,408	5,246	5,194	5,502	21.4		(2.8)

NONINTEREST EXPENSE
Salaries and employee benefits	5,920	5,776	5,802	5,759	5,984	2.5		(1.1)
Occupancy expense	549	585	558	537	499	(6.2)		10.0
Furniture and equipment expense	314	291	310	298	286	7.9		9.8
Data processing	438	476	486	440	470	(8.0)		(6.8)
Directors' fees	168	132	131	130	165	27.3		1.8
Amortization of intangible assets	129	129	128	129	129	-		-
Other noninterest expenses	2,365	2,232	2,014	2,436	2,058	6.0		14.9
Total noninterest expense	9,883	9,621	9,429	9,729	9,591	2.7		3.0

Income before income taxes	4,613	3,750	4,851	4,482	5,479	23.0		(15.8)
Income tax expense	1,735	1,489	1,780	1,716	2,107	16.5		(17.7)

NET INCOME	2,878	2,261	3,071	2,766	3,372	27.3		(14.7)
Preferred stock dividends and discount accretion	337	-	-	-	-	-		-
Net income available to common shareholders	$2,541	$2,261	$3,071	$2,766	$3,372	12.4		(24.6)

Weighted average shares outstanding - basic	8,405	8,405	8,405	8,398	8,391	-		0.2
Weighted average shares outstanding - diluted	8,408	8,410	8,411	8,405	8,400	-		0.1

Basic net income per share	$0.34	$0.27	$0.37	$0.33	$0.40	25.9		(15.0)
Basic net income per common share	0.30	0.27	0.37	0.33	0.40	11.1		(25.0)
Diluted net income per share	0.34	0.27	0.37	0.33	0.40	25.9		(15.0)
Diluted net income per common share	0.30	0.27	0.37	0.33	0.40	11.1		(25.0)
Dividends paid per share	0.16	0.16	0.16	0.16	0.16	-		-